UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2009

MHI HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32379	20-1531029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 7, 2009, MHI Hospitality Corporation (the “Company”) announced that it has extended the record date of its proposed rights offering to October 14, 2009. The Company had filed a Registration Statement on Form S-3 with the Securities and Exchange Commission for the proposed rights offering relating to non-transferable subscription rights to purchase shares of the Company’s common stock, par value $0.01 per share. A copy of the press release announcing the extension of the record date to October 14, 2009 is included as Exhibit 99.1 to this Form 8-K report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release by MHI Hospitality Corporation announcing extension of record date for proposed rights offering dated October 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2009

MHI HOSPITALITY CORPORATION

By:	/s/ ANDREW M. SIMS
Name:	Andrew M. Sims
Title:	President and Chief Executive Officer

Exhibit List

99.1	Press release by MHI Hospitality Corporation announcing extension of record date for proposed rights offering dated October 7, 2009.